Long-Term Investment	12 Months Ended
Dec. 31, 2025
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT

NOTE 5 - LONG-TERM INVESTMENT

The total carrying value of equity investments without readily determinable fair value that do not qualify for the NAV practical expedient held as of December 31, 2025 and 2024 were as follows:

	As of December 31,
	2025	2024
Initial cost basis	$2,478,000	$2,478,000
Cumulative impairment	(2,478,000)	(1,121,382)
Total carrying value	$-	$1,356,618

In May 2024, the Company signed equity transfer agreements with Ms. Li Yulan, an unrelated third party to the Company, who owned 90% equity interest in a private company, Planty Holding Limited (“Planty”), to acquire an aggregate of 24.78% equity interest in Planty with a total consideration of $2,478,000. The transaction was completed on August 28, 2024. After acquiring the ownership in Planty, the Company owned 24.78% equity interest in the equity of Planty, while Ms. Li Yulan and another unrelated third party owned 65.22% and 10% of the equity interests in Planty, respectively. Ms. Li Yulan is the sole executive director of Planty.

The Company’s initially assessed whether its investment in Planty qualified under ASC 323, Investments – Equity Method and Joint Ventures (“ASC 323”). The Company’s equity interest in Planty has the same rights and obligations as the other two investors and meets the definition of common stock as specified in ASC 323-10-15-13. The Company then assessed whether it can exercise significant influence over the other owners of Planty and concluded that it cannot exercise significant influence over Planty according to ASC 323-10-15-10, due to the following: 1) majority ownership of the investee is concentrated by a single shareholder, Ms. Li Yulan who operates Planty without regard to the views of other investors; and 2) the Board of Planty is also controlled by Ms. Li Yulan since she is the only executive director.

The Company finally considered that its equity investment in Planty, as a private company without readily determinable fair value and does not qualify for the NAV practical expedient in accordance with ASC 820, and elected to use the measurement alternative to measure the investment at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any in accordance with ASC 321.

The Company evaluated the impairment indicators as described in ASC 321-10-35-3 at each reporting date and estimate the investment’s fair value in accordance with the principles of ASC 820. If the fair value is less than the investment’s carrying value, the entity has to recognize an impairment loss in net income equal to the difference between the carrying value and fair value. During the year ended December 31, 2025, the Company had some disputes with Planty and the original investment and operation plan was no longer executed by Planty, which indicated severe adverse impact on the anticipated profitability of Planty, and the Company evaluated such situation and concluded that the fair value of the investment would be wrote down to zero. As a result, impairment charges recognized on equity investments without readily determinable fair value were $1,356,618 and $1,121,382 for the years ended December 31, 2025 and 2024, respectively.